AGREEMENT AND PLAN OF MERGER
          This Agreement and Plan of Merger ("Merger Agreement") is made as of July 31, 1996 by and among Eagle River Interactive, Inc., a Delaware corporation ("Parent"), Ute Creek Acquisition Corp., an Arizona corporation and wholly-owned subsidiary of Parent ("Sub"), and Mastering Computers, Inc., an Arizona corporation (the "Company") (Sub and the Company are hereinafter collectively referred to as the "Constituent Corporations").
                      W I T N E S S E T H :
          WHEREAS, the authorized capital of the Company consists of 1000 shares of Common Stock, no par value ("Company Common Stock"), of which 100 shares are outstanding;
          WHEREAS, all of the outstanding shares of Company Common Stock are owned beneficially and of record by Thomas R. Graunke ("Stockholder");
          WHEREAS, the authorized capital of Sub consists of 100 shares of common stock, no par value ("Sub Common Stock"), all of which are outstanding and owned beneficially and of record by Parent;
          WHEREAS, the respective Boards of Directors of each Constituent Corporation and of Parent have adopted this Merger Agreement;
          WHEREAS, the Board of Directors of the Company has recommended the Merger (as hereinafter defined) and has directed that this Merger Agreement be submitted to Stockholder for approval;
          WHEREAS, the Constituent Corporations, Parent and Stockholder are concurrently entering into a Supplemental Agreement (the "Supplemental Agreement") which, among other things, sets forth certain covenants, agreements, representations and warranties with respect to the Merger and the transactions contemplated hereby, and pursuant to which Stockholder has agreed to approve this Merger Agreement and has waived any and all rights that he might otherwise have to demand appraisal for his shares of Company Common Stock in accordance with Chapter 13 of the Arizona Business Corporation Act (the "ABCA");
          WHEREAS, Parent and Stockholder are concurrently entering into a Stock Pledge Agreement pursuant to which Stockholder has agreed to secure a portion of obligations under the Supplemental Agreement to Parent and the Company;
          WHEREAS, the approval of the Merger Agreement by the stockholders of Parent is not required; and
          WHEREAS, Parent, as the sole stockholder of Sub, has approved this Merger Agreement on behalf of Sub.

          NOW, THEREFORE, the parties hereto agree as follows:


                            ARTICLE I
                           THE MERGER

          1.1 The Merger. Upon the terms and subject to the conditions hereof and of the Supplemental Agreement, and in accordance with the ABCA, Sub shall be merged (the "Merger") with and into the Company at the Effective Time (as hereinafter defined). Following the Merger, the separate corporate existence of Sub shall cease, and the Company shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of Sub in accordance with the ABCA.

          1.2 Effective Time. As promptly as practicable after the satisfaction or, if permissible, waiver of the conditions set forth in Article VI of the Supplemental Agreement, the parties hereto shall cause the Merger to be consummated by filing Articles of Merger (the "Articles of Merger") with respect thereto with the Arizona Corporation Commission pursuant to
Section 10-120 of the ABCA. The Merger shall become effective at the time the Articles of Merger are so filed, as indicated by the endorsement thereon of the Arizona Corporation Commission (such time, the "Effective Time").

          1.3 Effects of the Merger. The Merger shall have the effects set forth in Section 10-1106 of the ABCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all of the property, rights, privileges, powers and franchises of Sub and the Company shall vest in Surviving Corporation, and all debts, liabilities and duties of Sub and the Company shall become the debts, liabilities and duties of Surviving Corporation. From and after the Effective Time, Surviving Corporation shall be a wholly-owned subsidiary of Parent.
          1.4 Articles of Incorporation and By-laws of Surviving Corporation; Officers and Directors. The Articles of Incorporation of the Company shall be the Articles of Incorporation of Surviving Corporation until thereafter changed or amended; the By-laws of Sub shall be the By-laws of Surviving Corporation until thereafter changed or amended. From and after the Effective Time, until their successors are duly elected or appointed and qualified, the directors and officers of Surviving Corporation shall be as follows:
                            DIRECTORS
                       Terence M. Graunke
                       Thomas R. Graunke
                       Marc Pinto

                            OFFICERS

               Name                     Office
               Terence M. Graunke       Chief Executive Officer
               Thomas R. Graunke        President
               Marc Pinto               Secretary and Treasurer
               John Harbottle                     Assistant
Secretary


          1.5  Effect on Company Common Stock.  As of the
Effective Time, by virtue of the Merger and without any action on the part of any stockholder of either of the Constituent
Corporations:

          (a) Each issued and outstanding share of Sub Common Stock shall be converted into one share of common stock, no par value, of Surviving Corporation. Each certificate of Sub evidencing ownership of any such shares of Sub Common Stock shall continue to evidence ownership of the same number of shares of common stock of Surviving Corporation.

          (b) Each share of Company Common Stock that is held in the treasury of the Company shall be cancelled and no consideration shall be delivered in exchange therefor.

          (c) All shares of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be converted, in the aggregate, into 1,175,000 shares of validly issued, fully paid and nonassessable shares of common stock, $.001 par value, of Parent ("Parent Common Stock"), provided, however, that, if the the average closing transaction price per share of Parent Common Stock on the Nasdaq National Market for the period from and including July 1, 1996 through and including the third trading day prior to the Closing Date (as defined in the Supplemental Agreement) is less than $14.50 or greater than $24.50, then all shares of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be converted, in the aggregate, into that number of validly issued, fully paid and nonassessable shares of Parent Common Stock equal to $19,093,750 divided by such average (such shares of Parent Common Stock, the "Merger Consideration"). Each holder of Company Common Stock immediately prior to the Effective Time shall be entitled hereunder to receive in respect of such shares of Company Common Stock only such holder's pro-rata portion of the Merger Consideration as is attributable to such holder's shares of Company Common Stock so held (such pro-rata portion to equal the percentage which the aggregate number of shares of Company Common Stock held by such holder immediately prior to the Effective Time represents of the aggregate number of shares of Company Common Stock outstanding immediately prior to the Effective Time).

          (d) All shares of Company Common Stock (other than shares of Company Common Stock to be cancelled in accordance with
Section 1.5(b)), when so converted as provided in Section 1.5(c), shall no longer be outstanding and shall automatically be cancelled and retired and each holder of a certificate theretofore representing any such shares shall cease to have any rights with respect thereto, except the right to receive, upon the surrender of such certificate in accordance with Section 1.6, the portion of the Merger Consideration attributable to such shares.

          1.6  Parent to Make Certificates Available; Dividends.

          (a) Parent shall make available to Sub, on the date of the Effective Time, certificates representing the Merger Consideration. Upon surrender by a holder of certificates representing immediately prior to the Effective Time outstanding shares of Company Common Stock ("Certificates") to Surviving Corporation, properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer, together with such other transmittal letters, documents and instruments as Parent or the transfer agent for the Parent Common Stock may reasonably request, each in form reasonably acceptable to Parent or such transfer agent, Surviving Corporation shall promptly deliver certificates for the shares of Parent Common Stock that such holder shall be entitled under Section 1.5(c).

          (b) If the Merger Consideration (or any portion thereof) is to be delivered to a person other than the person in whose name the Certificates surrendered in exchange therefor are registered, it shall be a condition to the payment of the Merger Consideration (or portion thereof) that the Certificates so surrendered shall be properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to Surviving Corporation any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of Surviving Corporation that such taxes have been paid or are not required to be paid. For purposes of this Merger Agreement, the term "person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or any court, government (federal, state, local or foreign), department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

          (c) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed, Surviving Corporation will deliver or cause to be delivered in exchange for such lost, stolen or destroyed Certificate, with respect to the shares of Company Common Stock represented thereby, certificates for any portion of the Merger Consideration deliverable in respect thereof as determined in accordance with this Article I. No bond shall be required in connection therewith.

          (d) No dividends or other distributions, if any, that are declared on or after the Effective Time on Parent Common Stock or are payable to the holders of record thereof on or after the Effective Time will be paid to persons entitled by reason of the Merger to receive certificates representing shares of Parent Common Stock, nor shall such persons be entitled to vote such shares of Parent Common Stock, until such persons surrender their Certificates, as provided in this Article I. Subject to the effect of applicable law, there shall be paid to the record holder of the certificates representing such shares of Parent Common Stock (i) at the time of such surrender or as promptly as practicable thereafter, the amount of any dividends or other distributions theretofore paid with respect to shares of Parent Common Stock and having a record date on or after the Effective Time and a payment date prior to such surrender and (ii) at the appropriate payment date, the amount of dividends or other distributions, if any, payable with respect to shares of Parent Common Stock and having a record date on or after the Effective Time but prior to surrender and a payment date subsequent to surrender. In no event shall the person entitled to receive any such dividends or other distributions be entitled to receive interest on such dividends or other distributions.

         1.7 No Fractional Securities. No certificates representing fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates pursuant to this Article I, and no Parent dividend or other distribution, stock split or interest shall relate to any fractional security, and such fractional interests shall not entitle the owner thereof to vote or to any rights of a security holder of Parent. In lieu of any fractional share, each holder of Company Common Stock who would otherwise have been entitled to a fraction of a share of Parent Common Stock upon surrender of Certificates for exchange pursuant to this Article I will be paid an amount in cash (without interest and rounded to the nearest whole cent) determined by multiplying the Current Market Price of a share of Parent Common Stock as of the date immediately preceding the Closing Date by the fractional share interest to which such holder would otherwise be entitled. As soon as practicable after the determination of the amount of cash to be paid to former stockholders of Company in lieu of any fractional interests, Parent shall make such cash available to Surviving Corporation, which in turn shall make available in accordance with this Merger Agreement such amounts to such former stockholders.

          1.8 No Further Ownership Rights in Company Common Stock. The Merger Consideration paid or payable upon the surrender for exchange of Certificates in accordance with the terms hereof shall be deemed to have been paid or be payable in full satisfaction of all rights of ownership, including voting rights, pertaining to the shares of Company Common Stock.

          1.9 Closing of Company Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of shares of Company Common Stock shall thereafter be made. If, after the Effective Time, Certificates are presented to Surviving Corporation, they shall be cancelled and exchanged as provided in this Article I.

          1.10 Further Assurances. If, at any time after the Effective Time, Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper
(a) to vest, perfect or confirm, of record or otherwise, in Surviving Corporation, its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either of the Constituent Corporations, or (b) otherwise to carry out the purposes of this Merger Agreement, Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either of the Constituent Corporations, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of each of the Constituent Corporations, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of such Constituent Corporation and otherwise to carry out the purposes of this Merger Agreement.
                           ARTICLE II
                   CONDITIONS AND TERMINATION

          2.1 Conditions. The obligations of each Constituent Corporation under this Merger Agreement are subject to the condition that, prior to the Effective Time, each of the conditions to its obligations contained in Article VI of the Supplemental Agreement shall have been satisfied or waived.

          2.2 Waiver. The Board of Directors or a duly authorized officer of a Constituent Corporation may, on behalf of such corporation, waive or extend the time for performance of any condition to its obligations under the Supplemental Agreement.

          2.3 Termination. Notwithstanding the adoption of this Merger Agreement by the Board of Directors, and its approval by the stockholders of each Constituent Corporation, this Merger Agreement may be terminated and the Merger abandoned prior to the Effective Time by:

           (a)  The mutual consent of the Constituent
Corporations;

          (b) Either Constituent Corporation if the Merger has not become effective by August 31, 1996 (or such later date as shall be mutually agreed to in writing by the Constituent Corporations); provided, that the party seeking termination is not in default or breach of the Supplemental Agreement;

          (c) By the Company in the event of a breach by Parent of any of its representations, warranties or covenants contained in the Supplemental Agreement, which breach is not cured by Parent within 10 business days after written notice of such breach;

          (d) By Sub in the event of a breach by the Company or Stockholder of any of their respective representations, warranties and covenants contained in the Supplemental Agreement, which breach is not cured by the Company or Stockholder within 10 business days after written notice of such breach; or

          (e) If the Supplemental Agreement is terminated in accordance with its terms.


                           ARTICLE III
                             GENERAL

          3.1 Partial Invalidity. Wherever possible each provision of this Merger Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Merger Agreement shall be prohibited by or be invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Merger Agreement.
          3.2 Successors and Assigns. This Merger Agreement shall not be assignable prior to the Effective Time by either Constituent Corporation without the written consent of the other, but, if assigned with such consent, shall inure to the benefit of and be binding upon the successor or assign of the assigning Constituent Corporation before the Effective Time and thereafter upon Surviving Corporation.
          3.3 Interpretation. This Merger Agreement shall be governed by the laws of the State of Arizona and may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The headings of the several articles and sections herein are for convenience of reference only and shall not be a part of or affect the meaning or interpretation of this Merger Agreement.
          IN WITNESS WHEREOF, the undersigned have caused this Merger Agreement to be executed by their respective officers thereunto duly authorized, all as of the date first above written.


                              EAGLE RIVER INTERACTIVE, INC.
                                By: /s/ Marc Pinto
                                   Marc Pinto
                                   Executive Vice President,
                                   Chief Financial Officer



                              UTE CREEK ACQUISITION CORP.


                                By: /s/Marc Pinto
                                   Marc Pinto
                                   President



                              MASTERING COMPUTERS, INC.


                              By:/s/ Thomas R. Graunke
                             Thomas R. Graunke
                             President and Chief Executive


Officer